UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 1, 2005

                             SmarTire Systems, Inc.

             (Exact name of registrant as specified in its charter)



   Yukon Territory                       0-29248               Not Applicable
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


       150-13151 Vanier Place, Richmond, British Columbia, V6V 2J1, Canada
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (604) 276-9554

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                EXPLANATORY NOTE

We are filing this Amendment No. 1 to our Current Report on Form 8-K which we filed on March 29, 2005 in order to disclose that the financing which we closed on March 23, 2005 resulted in an adjustment to the conversion price of certain convertible debentures which we issued to several accredited investors on July 17, 2003 and December 24, 2003 and an adjustment to the exercise price of certain warrants issued between July 22 and November 10, 2003. In addition, we are re-filing the Investment Agreement dated as of March 22, 2005 in order to insert missing information in Sections 4.8, 4.21 and 8.9 of said Agreement.

Item 1.01 Entry into a Material Definitive Agreement.

On March 23, 2005, we closed on a transaction pursuant to which we entered into an Investment Agreement dated as of March 22, 2005 with one accredited investor in which we sold an aggregate of $4,000,000 of our Series A 5% Convertible Preferred Stock, no par value per share (the "Preferred Stock"). The purchase price was $4,000,000, of which $2,850,000 was previously funded pursuant to certain transaction documents we previously entered into with the investor. These transaction documents were terminated by the parties on March 23, 2005 (see Item 1.02 below). On March 23, 2005, we received net proceeds of $1,015,000, after deducting the $2,850,000 which was previously funded, a $115,000 commitment fee and legal fees in the amount of $20,000. We issued the Preferred Stock to the investor pursuant to Rule 506 of Regulation D as promulgated under the Securities Act of 1933, as amended (the "Act"), and/or
Section 4(2) of the Act.

We issued 25,000 shares of Preferred Stock to the investor. Each share of Preferred Stock has a stated value of $160 and shall be convertible at any time after the date of issuance into such number of fully paid and non-assessable shares of our common stock, no par value per share, equal to the quotient of $160 divided by $0.01 per share. The conversion price is adjustable in the event of any stock split or reverse stock split, stock dividend, reclassification of common stock, recapitalization, merger or consolidation. In addition, the conversion price of the Preferred Stock will be adjusted in the event that we spin off or otherwise divest ourselves of a material part of our business or operations or dispose all or a portion of our assets.

The holder of the Preferred Stock shall be entitled to receive dividends or distributions on a pro rata basis according to its holdings of shares of the Preferred Stock when and if declared by us in the amount of 5.0% per year. Dividends shall be paid in cash and are cumulative. No cash dividends or distributions shall be declared or paid or set apart for payment on our common stock in any calendar year unless cash dividends or distributions on the Preferred Stock for such calendar year are likewise declared and paid or set apart for payment. No declared and unpaid dividends shall bear or accrue interest. Upon our liquidation, dissolution, or winding up, whether voluntary or involuntary, before any distribution or payment shall be made to any of the holders of our common stock or any series of preferred stock, the holder of the Preferred Stock shall be entitled to receive out of our assets, an amount equal to $160 per share of the Preferred Stock plus all declared and unpaid dividends thereon, for each share of the Preferred Stock held by such holder.

We may redeem up to 80% of the Preferred Stock by paying to the holder cash equal to 120% of the liquidation preference, which is defined as $160 per share of the Preferred Stock plus all declared and unpaid dividends thereon, for each share of the Preferred Stock held by such holder on the redemption payment date.

In addition, on March 22, 2005 we entered into a Registration Rights Agreement with the investor under which we have agreed to file a registration statement within 30 days after the closing date for the purpose of registering 400,000,000 shares of common stock issuable upon the conversion of the Preferred Stock. In addition, we are obligated to use our best efforts to cause such registration statement to be declared effective by the Securities and Exchange Commission no later than 120 days after the filing thereof and to insure that the registration statement remains in effect until all of the shares of common stock issuable upon conversion of the Preferred Stock have been sold.

If we default on our obligations under the Registration Rights Agreement, including our agreement to file the registration statement with the Securities and Exchange Commission no later than 30 days after March 22, 2005, or if the registration statement is not declared effective within 120 days after March 22, 2005, we are required pay to the investor, as liquidated damages and not as a penalty, for each month or any part thereof that the registration statement has not been filed or declared effective, as the case may be, either a cash amount or shares of our common stock equal to 2% of the liquidation amount, which is defined in the Certificate of Designation of Series A Convertible Preferred Stock as an amount equal to $160 per share plus all declared and unpaid dividends thereon.

The aforementioned conversion price of the Preferred Stock has resulted in an adjustment to the conversion price of certain convertible debentures which we issued to several accredited investors on July 17, 2003 and December 24, 2003 and an adjustment to the exercise price of certain warrants issued between July 22 and November 10, 2003. Pursuant to terms of the convertible debentures and warrants, the set conversion price of the debentures and the exercise price of the warrants are adjustable in the event that we offer, sell, or grant any equity or equity equivalent securities entitling any person to acquire shares of our common stock, at an effective price per share less than the conversion and exercise prices. On March 30, 2005, we provided the holders of the convertible debentures and warrants notice of the adjustments of the conversion price from $0.028 to $0.01 per share, and the exercise price from $0.028 to $0.01 per share.


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Item 1.02 Termination of a Material Definitive Agreement

On March 22, 2005 we entered into a Termination Agreement with the investor pursuant to which the parties agreed to terminate (i) a Securities Purchase Agreement; (ii) a 5% convertible debenture in the amount of $2,500,000; (iii) a Security Agreement; (iv) an Investor Registration Rights Agreement; (v) an Escrow Agreement; and (vi) Irrevocable Transfer Agent Instructions, all of which are dated December 15, 2004; as well as (vii) a promissory note in the amount of $350,000 dated February 9, 2005.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

Pursuant to the laws of the Yukon Territory, on March 18, 2005 we filed articles of amendment to our articles of incorporation which set forth all the rights and preferences of the Preferred Stock, the materials terms of which are described in Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

      (a) Financial statements of business acquired.

            Not applicable.

      (b) Pro forma financial information.

            Not applicable.

      (c) Exhibits.

Exhibit
Number                               Description
-------     -------------------------------------------------------------------
4.1         Investment Agreement dated as of March 22, 2005 by and between
            SmarTire Systems, Inc. and Cornell Capital Partners, L.P.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SmarTire Systems, Inc.


Date: April 1, 2005                              /s/ Jeff Finkelstein

                                                  -----------------------
                                                  Jeff Finkelstein
                                                  Chief Financial Officer


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